SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2007 (October 23, 2007)

BREK ENERGY CORPORATION
(Exact name of Company as specified in Charter)

Nevada	000-27753	98-0206979
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3388 Via Lido, Fourth Floor
Newport Beach, California 92663
(Address of Principal Executive Offices)

866-472-2987
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1. 01	Entry into a Material Definitive Agreement.

On October 22, 2007, we and Gasco Energy, Inc. entered into a Third Amendment to Agreement and Plan of Merger (the “Third Amendment”) pursuant to which the parties agreed to extend the Optional Termination Date for the consummation of the merger from October 31, 2007 to December 31, 2007.

Except as expressly amended by the Third Amendment, all of the other terms and provisions of the Agreement and Plan of Merger continue in full force and effect.

Item 9.01	Financial Statements and Exhibits

10.1 Third Amendment to Agreement and Plan of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREK ENERGY CORPORATION

/s/ Richard N. Jeffs
Richard N. Jeffs, Chief Executive Officer
Dated: October 23, 2007